AVAILABLE-FOR-SALE INVESTMENTS	12 Months Ended
Dec. 31, 2017
AVAILABLE-FOR-SALE INVESTMENTS

8. AVAILABLE-FOR-SALE INVESTMENTS

Investment in L&A International Holding Limited (“L&A”)

In June 2016, the Group along with certain other shareholders of Red 5 completed a share exchange transaction between L&A International Holding Limited (“L&A”), a Cayman Islands company with shares publicly listed on the Growth Enterprise Market of the Hong Kong Stock Exchange (Stock Code: 8195). The Group exchanged approximately 30.6% equity interest (on a fully-diluted basis) in Red 5 for a total of 723,313,020 (after a one-to-five stock split) newly issued shares of L&A, after deducting 6% of shares received (46,168,920 shares) as payment of a service fee to a third-party consultant.

In June 2016, Asian Development, a wholly-owned subsidiary incorporated in Hong Kong, borrowed a total of HK$92.3 million from a financial services company, which was secured by a pledge of 417,440,000 shares of L&A (see Note 18). In 2016, Asian Development was in default on the loan due to a sharp decline in share price of L&A. The lender is entitled to foreclose on the pledged shares and become the legal and beneficial owner of the pledged shares (see Note 32.3). In 2016, the Group provided a full impairment allowance of RMB244.8 million (US$37.6 million) on the investment in L&A. In 2017, the loan remained in default and the lender did not make any claim against Asian Development to recover any outstanding amounts under the agreement.

In 2017, the Group sold 18,360,000 shares in L&A for a consideration of RMB0.1 million (US$0.02 million). In an extraordinary general meeting in October 2017, L&A’s Board of Directors passed a resolution to consolidate every twenty issued and unissued shares into one share. After the share consolidation and as of December 31, 2017, the Group owned 14,375,651 shares in L&A.